UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2025

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO.PRA	New York Stock Exchange
7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053	APOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting. On June 6, 2025, Apollo Global Management, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025.

Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders.

Proposal One. To elect Marc Beilinson, James Belardi, Jessica Bibliowicz, Gary Cohn, Kerry Murphy Healey, Mitra Hormozi, Pamela Joyner, Scott Kleinman, Brian Leach, Pauline Richards, Marc Rowan, David Simon, Lynn Swann, Patrick Toomey and James Zelter to the board of directors of the Company as directors, in each case, for a term of one year expiring at the annual meeting of stockholders of the Company to be held in 2026 (the “2026 Annual Meeting”).

The nominees listed below were elected as directors of the Company to hold office for a term of one year expiring at the 2026 Annual Meeting and until their successor has been duly elected and qualified. The results of the voting were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Marc Beilinson	387,893,853	65,636,425	112,045	56,305,098
James Belardi	452,635,341	843,882	163,109	56,305,089
Jessica Bibliowicz	452,239,799	1,312,984	89,543	56,305,095
Gary Cohn	451,119,117	2,444,129	79,083	56,305,092
Kerry Murphy Healey	452,837,700	678,768	125,863	56,305,090
Mitra Hormozi	401,687,887	51,841,688	112,750	56,305,096
Pamela Joyner	451,780,565	1,577,163	284,601	56,305,092
Scott Kleinman	452,498,233	1,061,773	82,325	56,305,090
Brian Leach	452,802,196	728,646	111,492	56,305,087
Pauline Richards	452,297,770	1,212,130	132,428	56,305,093
Marc Rowan	445,658,923	6,855,085	1,128,322	56,305,091
David Simon	423,720,016	29,816,665	105,649	56,305,091
Lynn Swann	401,865,403	51,666,998	109,921	56,305,099
Patrick Toomey	452,892,514	643,891	105,928	56,305,088
James Zelter	450,845,663	2,714,275	82,394	56,305,089

Proposal Two. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting were as follows:

For	Against	Abstain
505,608,537	4,260,306	78,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President and Secretary